Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of Butler National Corporation (the "Company") on Form 10-K for the period ending April 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Adam B. Sefchick, Vice President and Chief Financial Officer of the Company, certify, (to the best of my knowledge), pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002 that;
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Adam B. Sefchick

Adam B. Sefchick
Vice President and Chief Financial Officer
Butler National Corporation
July 3, 2025
"A signed original of this written statement required by Section 906 has been provided to Butler National Corporation and will be retained by Butler National Corporation and furnished to the Securities and Exchange Commission or its staff upon request."